UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 1, 2005
                                                         -------------




                         PUBLIX SUPER MARKETS, INC.
           ----------------------------------------------------
          (Exact name of Registrant as specified in its charter)




          Florida                            0-981             59-0324412
-------------------------------           -----------       ------------------
(State or other jurisdiction of           (Commission       (I.R.S. Employer
incorporation)                            File Number)      Identification No.)


      3300 Publix Corporate Parkway
      Lakeland, Florida                                33811
     ---------------------------------------        ---------
     (Address of principal executive offices)       (Zip Code)


                                 (863) 688-1188
                ---------------------------------------------------
                (Registrant's Telephone Number, Including Area Code)



 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




                                Page 1 of 2 pages


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Item 1.01.  Entry into a Material Definitive Agreement
------------------------------------------------------

      On March 2, 2005, the Board of Directors of Publix Super Markets, Inc. (the "Company") ratified payment of an annual incentive bonus for officers and designated staff associates for the 2004 fiscal year and continuation of the Incentive Bonus Plan for 2005. A description of the Company's Incentive Bonus Plan is attached hereto as Exhibit 10.2.


Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

      On March 1, 2005, Publix Super Markets, Inc. issued a press release to report its fourth quarter and annual results for 2004 and stock price effective March 1, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

      The foregoing information, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 8.01.  Other Events
------------------------

      On March 3, 2005, Publix Super Markets, Inc. announced that its Board of Directors declared an annual cash dividend on its common stock of $0.70 per share. The dividend will be paid on June 1, 2005 to stockholders of record as of the close of business April 19, 2005. A copy of the press release is attached hereto as Exhibit 99.2.


Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

      (c).  Exhibits

      10.2. Incentive Bonus Plan

      99.1. Press Release dated March 1, 2005

      99.2. Press Release dated March 3, 2005



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            PUBLIX SUPER MARKETS, INC.



Dated: March 4, 2005        By: /s/ David P. Phillips
                            ------------------------------------------
                            David P. Phillips, Chief Financial Officer
                            and Treasurer (Principal Financial and
                            Accounting Officer)



                                Page 2 of 2 pages

Exhibit Index
-------------


Exhibit 10.2.  Incentive Bonus Plan

Exhibit 99.1.  Press Release dated March 1, 2005

Exhibit 99.2.  Press Release dated March 3, 2005